Exhibit 99.2

Smart Service. Great Ideas.

UNUMPROVIDENT

First Quarter 2006

STATISTICAL SUPPLEMENT

www.unumprovident.com

Smart Service. Great Ideas.

First

Quarter 2006

STATISTICAL

SUPPLEMENT

www.unumprovident.com

UnumProvident

Statistical Supplement First Quarter 2006

TABLE OF CONTENTS

(dollars in millions, except share data)

Interim Results are Unaudited

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Financial Results

Premium Income	$1,970.0	$1,935.0	$7,815.6	$7,839.6	$7,615.7

Segment Operating Revenue	$2,643.4	$2,575.1	$10,443.9	$10,435.7	$10,165.4
Net Realized Investment Gain (Loss)	2.5	(3.2)	(6.7)	29.2	(173.8)

Revenue	$2,645.9	$2,571.9	$10,437.2	$10,464.9	$9,991.6

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$73.4	$152.2	$513.6	$(192.2)	$(264.6)
Loss from Discontinued Operations, net of tax	—	—	—	(60.8)	(161.7)
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	39.9

Net Income (Loss)	$73.4	$152.2	$513.6	$(253.0)	$(386.4)

Assets	$50,471.3	$50,836.6	$51,866.8	$50,832.3	$49,718.3

Stockholders’ Equity	$6,568.0	$7,052.4	$7,363.9	$7,224.1	$7,271.0

2006

•	First quarter 2006 net income includes a claim reassessment charge of $86.0 million before tax and $55.9 million after tax.

•	First quarter 2006 net income includes a charge of $5.3 million before tax, or $3.4 million after tax, related to the write-off of deferred debt costs.

2005

•	Full year 2005 net income includes a charge of $75.0 million before tax, or $51.6 million after tax, related to the settlement agreement with the California Department of Insurance and related matters.

•	Full year 2005 net income includes a gain on the sale of the U.K. Netherlands branch of $5.7 million before tax and $4.0 million after tax.

•	First quarter 2005 net income includes an income tax benefit of $32.0 million and full year 2005 net income includes an income tax benefit of $42.8 million related to the reduction of income tax liabilities.

2004

•	Full year 2004 net loss includes a charge of $127.0 million before tax, or $87.8 million after tax, related to the settlement of the multistate market conduct examination.

•	Full year 2004 net loss includes a charge of $967.0 million before tax, or $701.0 million after tax, related to the restructuring of the individual income protection - closed block business.

2003

•	Full year 2003 net loss includes a charge of $894.0 million before tax, or $581.1 million after tax, related to the U.S. Brokerage group income protection reserve strengthening.

See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Per Common Share Information

Assuming Dilution:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$0.23	$0.49	$1.64	$(0.65)	$(0.96)
Loss from Discontinued Operations, net of tax	—	—	—	(0.21)	(0.58)
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	0.14

Net Income (Loss)	$0.23	$0.49	$1.64	$(0.86)	$(1.40)

Basic:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$0.25	$0.52	$1.74	$(0.65)	$(0.96)
Loss from Discontinued Operations, net of tax	—	—	—	(0.21)	(0.58)
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	0.14

Net Income (Loss)	$0.25	$0.52	$1.74	$(0.86)	$(1.40)

Dividends Paid	$0.0750	$0.0750	$0.3000	$0.3000	$0.3725

Book Value	$21.94	$23.68	$24.66	$24.36	$24.55

Price (UNM closing price on last trading day of period)	$20.48	$17.02	$22.75	$17.94	$15.77

1.1

UnumProvident Consolidated Statements of Operations

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Revenue
Premium Income	$1,970.0	$1,935.0	$7,815.6	$7,839.6	$7,615.7
Net Investment Income	563.8	528.0	2,188.3	2,158.7	2,158.4
Net Realized Investment Gain (Loss)	2.5	(3.2)	(6.7)	29.2	(173.8)
Other Income	109.6	112.1	440.0	437.4	391.3

Total Revenue	2,645.9	2,571.9	10,437.2	10,464.9	9,991.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,867.5	1,737.9	7,083.2	7,248.4	7,868.1
Commissions	210.9	207.7	804.7	842.3	844.1
Interest and Debt Expense	58.4	52.8	208.0	207.1	187.2
Deferral of Policy Acquisition Costs	(135.9)	(137.6)	(519.4)	(557.3)	(665.9)
Amortization of Deferred Policy Acquisition Costs	119.8	115.8	463.7	436.7	458.6
Amortization of Value of Business Acquired	1.9	4.1	15.1	15.8	37.5
Impairment of Intangible Assets	—	—	—	856.4	—
Other Operating Expenses	412.3	409.6	1,672.3	1,675.0	1,697.2

Total Benefits and Expenses	2,534.9	2,390.3	9,727.6	10,724.4	10,426.8

Income (Loss) from Continuing Operations Before Income Taxes and Cumulative Effect of Accounting Principle Change	111.0	181.6	709.6	(259.5)	(435.2)

Income Taxes (Benefit)	37.6	29.4	196.0	(67.3)	(170.6)

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	73.4	152.2	513.6	(192.2)	(264.6)

Loss from Discontinued Operations, net of tax	—	—	—	(60.8)	(161.7)

Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	39.9

Net Income (Loss)	$73.4	$152.2	$513.6	$(253.0)	$(386.4)

Average Number of Shares Outstanding
Basic	296,560,376	295,490,460	295,776,405	295,224,305	276,132,176
Dilutive Securities:
Purchase Contracts (see page 15)	20,349,227	10,292,134	14,297,834	—	—
Options and Other Dilutive Securities	2,727,230	1,828,258	2,438,404	—	—

Assuming Dilution	319,636,833	307,610,852	312,512,643	295,224,305	276,132,176

Actual Number of Shares Outstanding	299,417,651	297,801,193	298,557,764	296,545,913	296,143,422

UnumProvident Financial Sales Data

	Three Months Ended			Year Ended
	3/31/2006	3/31/2005	% Change	12/31/2005	12/31/2004	12/31/2003
U.S. Brokerage Segment
Fully Insured Products
Group Long-term Income Protection	$43.1	$37.0	16.5%	$180.4	$180.4	$299.1
Group Short-term Income Protection	12.0	16.0	(25.0)	74.8	79.5	127.2
Group Life	33.2	31.7	4.7	157.8	166.5	241.6
Accidental Death & Dismemberment	2.8	3.4	(17.6)	14.7	12.8	26.6
Individual Income Protection - Recently Issued	12.3	13.3	(7.5)	53.8	61.6	72.9
Group Long-term Care	3.9	5.0	(22.0)	21.1	18.7	27.0
Individual Long-term Care	2.7	3.1	(12.9)	13.0	19.5	43.9
Voluntary Workplace Benefits	54.7	50.9	7.5	130.2	114.1	105.8

Total Fully Insured Products	164.7	160.4	2.7	645.8	653.1	944.1

Administrative Services Only (ASO) Products
Group Long-term Income Protection	—	0.1	(100.0)	1.8	1.1	6.5
Group Short-term Income Protection	1.3	0.7	85.7	5.8	7.3	14.4

Total ASO Products	1.3	0.8	62.5	7.6	8.4	20.9

U.S. Brokerage Segment	166.0	161.2	3.0	653.4	661.5	965.0

Unum Limited Segment
Group Long-term Income Protection	7.2	17.8	(59.6)	91.2	103.3	81.5
Group Life	3.1	15.8	(80.4)	33.0	68.1	27.7
Individual Income Protection	1.4	3.1	(54.8)	8.1	11.1	19.4

Unum Limited Segment	11.7	36.7	(68.1)	132.3	182.5	128.6

Colonial Segment
Income Protection	42.0	36.9	13.8	176.8	172.5	182.7
Life	14.3	14.2	0.7	60.6	58.6	57.2
Cancer and Critical Illness	10.9	10.2	6.9	49.0	47.4	45.3

Colonial Segment	67.2	61.3	9.6	286.4	278.5	285.2

Individual Income Protection - Closed Block Segment	1.4	1.6	(12.5)	6.5	7.8	12.1

Total Sales from Continuing Operations	246.3	260.8	(5.6)	1,078.6	1,130.3	1,390.9

Sales from Discontinued Operations	—	—	—	—	10.1	36.6

Total	$246.3	$260.8	(5.6)	$1,078.6	$1,140.4	$1,427.5

UnumProvident Consolidated Balance Sheets

	March 31, 2006	December 31,
		2005	2004
Assets
Investments
Fixed Maturity Securities	$33,633.2	$34,856.8	$32,488.4
Mortgage Loans	783.2	739.4	498.2
Real Estate	18.0	18.2	27.4
Policy Loans	3,221.6	3,201.4	3,073.6
Other Long-term Investments	121.7	122.8	89.9
Short-term Investments	134.6	417.9	410.2

Total Investments	37,912.3	39,356.5	36,587.7

Cash and Bank Deposits	61.0	69.4	130.7
Accounts and Premiums Receivable	2,002.7	1,979.2	2,033.1
Reinsurance Receivable	5,618.2	5,609.2	6,969.2
Accrued Investment Income	638.0	618.7	588.3
Deferred Policy Acquisition Costs	2,930.6	2,913.3	2,882.5
Value of Business Acquired	77.1	78.5	101.5
Goodwill	273.1	273.0	271.1
Other Assets	928.6	939.4	1,236.5
Separate Account Assets	29.7	29.6	31.7

Total Assets	$50,471.3	$51,866.8	$50,832.3

Liabilities
Policy and Contract Benefits	$2,093.7	$2,063.4	$1,841.6
Reserves for Future Policy and Contract Benefits	34,333.8	34,041.5	33,224.8
Unearned Premiums	506.1	481.8	500.8
Other Policyholders’ Funds	2,191.2	2,235.5	2,425.3
Income Tax	563.9	1,008.0	1,060.9
Short-term Debt	—	—	227.0
Long-term Debt	2,861.6	3,261.6	2,862.0
Other Liabilities	1,323.3	1,381.5	1,434.1
Separate Account Liabilities	29.7	29.6	31.7

Total Liabilities	43,903.3	44,502.9	43,608.2

Stockholders’ Equity
Common Stock	30.1	30.1	29.8
Additional Paid-in Capital	1,620.7	1,627.9	1,588.4
Accumulated Other Comprehensive Income	309.8	1,163.5	1,481.1
Retained Earnings	4,661.6	4,610.4	4,185.5
Treasury Stock	(54.2)	(54.2)	(54.2)
Deferred Compensation	—	(13.8)	(6.5)

Total Stockholders’ Equity	6,568.0	7,363.9	7,224.1

Total Liabilities and Stockholders’ Equity	$50,471.3	$51,866.8	$50,832.3

UnumProvident Segment Deferred Policy Acquisition Cost

	U.S. Brokerage	Unum Limited	Colonial	Individual Income Protection - Closed Block	Corporate and Other	Consolidated
Balances at December 31, 2003	$2,142.1	$138.3	$488.4	$282.2	$0.9	$3,051.9
Capitalized	346.0	37.7	173.7	—	(0.1)	557.3
Amortized	(286.3)	(19.2)	(131.2)	—	—	(436.7)
Impairment	—	—	—	(282.2)	—	(282.2)
Foreign Currency and Other	(5.6)	(1.9)	—	—	(0.3)	(7.8)

Balances at December 31, 2004	2,196.2	154.9	530.9	—	0.5	2,882.5

Capitalized	311.9	34.1	173.4	—	—	519.4
Amortized	(306.9)	(21.6)	(134.7)	—	(0.5)	(463.7)
Foreign Currency and Other	—	(24.9)	—	—	—	(24.9)

Balances at December 31, 2005	2,201.2	142.5	569.6	—	—	2,913.3

Capitalized	81.6	8.2	46.1	—	—	135.9
Amortized	(79.0)	(5.3)	(35.5)	—	—	(119.8)
Foreign Currency and Other	—	1.2	—	—	—	1.2

Balances at March 31, 2006	$2,203.8	$146.6	$580.2	$—	$—	$2,930.6

4.1

UnumProvident Segment Balance Sheets - March 31, 2006

	U.S. Brokerage
	Group Income Protection	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total U.S. Brokerage	Unum Limited	Colonial	Individual Income Protection - Closed Block	Corporate and Other	Consolidated
Assets
Investments	$9,296.4	$2,317.5	$4,452.0	$16,065.9	$2,791.9	$1,436.7	$12,224.6	$5,393.2	$37,912.3
Deferred Policy Acquisition Costs	589.5	293.8	1,320.5	2,203.8	146.6	580.2	—	—	2,930.6
Value of Business Acquired	—	—	2.6	2.6	58.7	15.8	—	—	77.1
Goodwill	2.5	—	187.5	190.0	12.5	—	—	70.6	273.1
All Other	900.0	175.1	415.8	1,490.9	364.9	201.1	3,159.7	4,061.6	9,278.2

Total Assets	$10,788.4	$2,786.4	$6,378.4	$19,953.2	$3,374.6	$2,233.8	$15,384.3	$9,525.4	$50,471.3

Liabilities
Reserves and Policyholder Benefits	$8,415.4	$1,587.3	$4,089.9	$14,092.6	$2,373.9	$1,311.5	$12,661.4	$8,685.4	$39,124.8
Debt	—	—	—	—	—	—	—	2,861.6	2,861.6
All Other	342.2	104.8	402.7	849.7	227.0	138.3	10.5	691.4	1,916.9

Total Liabilities	8,757.6	1,692.1	4,492.6	14,942.3	2,600.9	1,449.8	12,671.9	12,238.4	43,903.3

Other Allocated Stockholders’ Equity	2,033.7	1,075.3	1,653.8	4,762.8	695.9	760.0	2,557.9	(2,668.4)	6,108.2
Unrealized Gain on Securities	(2.9)	19.0	232.0	248.1	77.8	24.0	154.5	(44.6)	459.8

Total Allocated Stockholders’ Equity	2,030.8	1,094.3	1,885.8	5,010.9	773.7	784.0	2,712.4	(2,713.0)	6,568.0

Total Liabilities and Allocated Stockholders’ Equity	$10,788.4	$2,786.4	$6,378.4	$19,953.2	$3,374.6	$2,233.8	$15,384.3	$9,525.4	$50,471.3

Allocated stockholders’ equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company’s target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

UnumProvident Segment Balance Sheets - December 31, 2005

	U.S. Brokerage
	Group Income Protection	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total U.S. Brokerage	Unum Limited	Colonial	Individual Income Protection - Closed Block	Corporate and Other	Consolidated
Assets
Investments	$9,498.2	$2,342.0	$4,477.8	$16,318.0	$2,789.8	$1,552.3	$12,535.3	$6,161.1	$39,356.5
Deferred Policy Acquisition Costs	593.8	300.4	1,307.0	2,201.2	142.5	569.6	—	—	2,913.3
Value of Business Acquired	—	—	2.7	2.7	59.8	16.0	—	—	78.5
Goodwill	2.5	—	187.5	190.0	12.4	—	—	70.6	273.0
All Other	843.6	211.3	419.3	1,474.2	330.8	93.7	3,256.8	4,090.0	9,245.5

Total Assets	$10,938.1	$2,853.7	$6,394.3	$20,186.1	$3,335.3	$2,231.6	$15,792.1	$10,321.7	$51,866.8

Liabilities
Reserves and Policyholder Benefits	$8,298.7	$1,624.3	$3,930.5	$13,853.5	$2,343.0	$1,288.0	$12,631.8	$8,705.9	$38,822.2
Debt	—	—	—	—	—	—	—	3,261.6	3,261.6
All Other	437.3	118.7	448.8	1,004.8	253.2	138.6	171.1	851.4	2,419.1

Total Liabilities	8,736.0	1,743.0	4,379.3	14,858.3	2,596.2	1,426.6	12,802.9	12,818.9	44,502.9

Other Allocated Stockholders’ Equity	2,018.9	1,065.3	1,608.3	4,692.5	650.7	753.6	2,540.0	(2,586.9)	6,049.9
Unrealized Gain on Securities	183.2	45.4	406.7	635.3	88.4	51.4	449.2	89.7	1,314.0

Total Allocated Stockholders’ Equity	2,202.1	1,110.7	2,015.0	5,327.8	739.1	805.0	2,989.2	(2,497.2)	7,363.9

Total Liabilities and Allocated Stockholders’ Equity	$10,938.1	$2,853.7	$6,394.3	$20,186.1	$3,335.3	$2,231.6	$15,792.1	$10,321.7	$51,866.8

4.3

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2006	3/31/2005	% Change	12/31/2005	12/31/2004	% Change
Premium Income
U.S. Brokerage	$1,303.8	$1,309.2	(0.4)%	$5,229.0	$5,421.6	(3.6)%
Unum Limited	191.4	190.0	0.7	785.3	659.1	19.1
Colonial	202.6	193.5	4.7	787.0	741.0	6.2
Individual Income Protection - Closed Block	271.0	242.0	12.0	1,011.7	986.6	2.5
Other	1.2	0.3	N.M.	2.6	31.3	(91.7)

	1,970.0	1,935.0	1.8	7,815.6	7,839.6	(0.3)

Net Investment Income
U.S. Brokerage	257.7	244.0	5.6	998.2	965.8	3.4
Unum Limited	38.0	37.7	0.8	154.2	139.6	10.5
Colonial	22.6	25.0	(9.6)	96.0	94.5	1.6
Individual Income Protection - Closed Block	202.2	179.9	12.4	770.0	799.1	(3.6)
Other	28.7	29.1	(1.4)	120.5	127.3	(5.3)
Corporate	14.6	12.3	18.7	49.4	32.4	52.5

	563.8	528.0	6.8	2,188.3	2,158.7	1.4

Other Income
U.S. Brokerage	25.4	27.0	(5.9)	108.6	89.8	20.9
Unum Limited	0.1	0.5	(80.0)	6.1	3.1	96.8
Colonial	0.3	1.2	(75.0)	4.4	2.3	91.3
Individual Income Protection - Closed Block	26.3	24.7	6.5	95.2	100.3	(5.1)
Other	54.1	53.6	0.9	213.9	208.3	2.7
Corporate	3.4	5.1	(33.3)	11.8	33.6	(64.9)

	109.6	112.1	(2.2)	440.0	437.4	0.6

Total Operating Revenue
U.S. Brokerage	1,586.9	1,580.2	0.4	6,335.8	6,477.2	(2.2)
Unum Limited	229.5	228.2	0.6	945.6	801.8	17.9
Colonial	225.5	219.7	2.6	887.4	837.8	5.9
Individual Income Protection - Closed Block	499.5	446.6	11.8	1,876.9	1,886.0	(0.5)
Other	84.0	83.0	1.2	337.0	366.9	(8.1)
Corporate	18.0	17.4	3.4	61.2	66.0	(7.3)

	2,643.4	2,575.1	2.7	10,443.9	10,435.7	0.1

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2006	3/31/2005	% Change	12/31/2005	12/31/2004	% Change
Benefits and Expenses
U.S. Brokerage	$1,558.4	$1,479.7	5.3%	$5,948.1	$6,141.7	(3.2)%
Unum Limited	175.1	180.9	(3.2)	757.9	650.5	16.5
Colonial	179.3	175.9	1.9	719.3	682.2	5.4
Individual Income Protection - Closed Block	484.8	423.5	14.5	1,797.0	2,708.8	(33.7)
Other	75.8	73.7	2.8	291.3	321.5	(9.4)
Corporate	61.5	56.6	8.7	214.0	219.7	(2.6)

	2,534.9	2,390.3	6.0	9,727.6	10,724.4	(9.3)

Income (Loss) from Continuing Operations Before Income Taxes and Net Realized Investment Gain (Loss)
U.S. Brokerage	28.5	100.5	(71.6)	387.7	335.5	15.6
Unum Limited	54.4	47.3	15.0	187.7	151.3	24.1
Colonial	46.2	43.8	5.5	168.1	155.6	8.0
Individual Income Protection - Closed Block	14.7	23.1	(36.4)	79.9	(822.8)	109.7
Other	8.2	9.3	(11.8)	45.7	45.4	0.7
Corporate	(43.5)	(39.2)	(11.0)	(152.8)	(153.7)	0.6

	108.5	184.8	(41.3)	716.3	(288.7)	N.M.

Income Taxes (Benefit)	36.6	30.5	20.0	198.4	(77.7)	N.M.

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss)	71.9	154.3	(53.4)	517.9	(211.0)	N.M.

Net Realized Investment Gain (Loss)	2.5	(3.2)	178.1	(6.7)	29.2	(122.9)

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	1.0	(1.1)	190.9	(2.4)	10.4	(123.1)

Loss from Discontinued Operations, net of tax	—	—	—	—	(60.8)	N.M.

Net Income (Loss)	$73.4	$152.2	(51.8)	$513.6	$(253.0)	N.M.

Note: See “Notes to Statistical Supplement” on page 15 for additional information.

5.1

UnumProvident Quarterly Historical Financial Results by Segment

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04
Premium Income
U.S. Brokerage	$1,303.8	$1,309.0	$1,293.5	$1,317.3	$1,309.2	$1,349.3	$1,348.4	$1,359.5	$1,364.4
Unum Limited	191.4	198.2	204.0	193.1	190.0	177.0	170.1	161.2	150.8
Colonial	202.6	200.5	197.4	195.6	193.5	189.5	186.4	184.0	181.1
Individual Income Protection - Closed Block	271.0	279.3	257.6	232.8	242.0	239.3	246.8	249.2	251.3
Other	1.2	1.4	(0.3)	1.2	0.3	9.2	10.6	2.9	8.6

	1,970.0	1,988.4	1,952.2	1,940.0	1,935.0	1,964.3	1,962.3	1,956.8	1,956.2

Net Investment Income
U.S. Brokerage	257.7	255.4	248.4	250.4	244.0	260.9	237.1	238.1	229.7
Unum Limited	38.0	37.7	39.2	39.6	37.7	37.4	35.3	34.5	32.4
Colonial	22.6	24.3	23.4	23.3	25.0	24.5	23.5	23.7	22.8
Individual Income Protection - Closed Block	202.2	207.5	192.9	189.7	179.9	203.6	192.6	189.9	213.0
Other	28.7	29.1	29.5	32.8	29.1	31.0	32.1	32.2	32.0
Corporate	14.6	10.9	13.8	12.4	12.3	7.1	6.6	14.5	4.2

	563.8	564.9	547.2	548.2	528.0	564.5	527.2	532.9	534.1

Other Income
U.S. Brokerage	25.4	28.6	27.8	25.2	27.0	23.2	22.8	21.7	22.1
Unum Limited	0.1	—	5.7	(0.1)	0.5	0.5	0.5	0.8	1.3
Colonial	0.3	0.9	1.3	1.0	1.2	0.6	0.7	0.7	0.3
Individual Income Protection - Closed Block	26.3	25.0	25.7	19.8	24.7	31.2	21.1	20.2	27.8
Other	54.1	55.1	52.3	52.9	53.6	47.2	52.4	52.5	56.2
Corporate	3.4	(0.6)	3.1	4.2	5.1	19.3	3.8	10.2	0.3

	109.6	109.0	115.9	103.0	112.1	122.0	101.3	106.1	108.0

Total Operating Revenue
U.S. Brokerage	1,586.9	1,593.0	1,569.7	1,592.9	1,580.2	1,633.4	1,608.3	1,619.3	1,616.2
Unum Limited	229.5	235.9	248.9	232.6	228.2	214.9	205.9	196.5	184.5
Colonial	225.5	225.7	222.1	219.9	219.7	214.6	210.6	208.4	204.2
Individual Income Protection - Closed Block	499.5	511.8	476.2	442.3	446.6	474.1	460.5	459.3	492.1
Other	84.0	85.6	81.5	86.9	83.0	87.4	95.1	87.6	96.8
Corporate	18.0	10.3	16.9	16.6	17.4	26.4	10.4	24.7	4.5

	2,643.4	2,662.3	2,615.3	2,591.2	2,575.1	2,650.8	2,590.8	2,595.8	2,598.3

UnumProvident Quarterly Historical Financial Results by Segment

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04
Benefits and Expenses
U.S. Brokerage	$1,558.4	$1,489.1	$1,497.8	$1,481.5	$1,479.7	$1,617.7	$1,494.8	$1,505.7	$1,523.5
Unum Limited	175.1	186.6	199.1	191.3	180.9	168.2	167.8	164.8	149.7
Colonial	179.3	187.0	180.1	176.3	175.9	174.6	171.0	169.0	167.6
Individual Income Protection - Closed Block	484.8	478.1	480.8	414.6	423.5	436.3	427.3	429.3	1,415.9
Other	75.8	76.7	67.9	73.0	73.7	79.1	83.4	73.0	86.0
Corporate	61.5	53.3	49.9	54.2	56.6	57.9	55.2	55.4	51.2

	2,534.9	2,470.8	2,475.6	2,390.9	2,390.3	2,533.8	2,399.5	2,397.2	3,393.9

Income (Loss) from Continuing Operations Before Income Taxes and Net Realized Investment Gain (Loss)
U.S. Brokerage	28.5	103.9	71.9	111.4	100.5	15.7	113.5	113.6	92.7
Unum Limited	54.4	49.3	49.8	41.3	47.3	46.7	38.1	31.7	34.8
Colonial	46.2	38.7	42.0	43.6	43.8	40.0	39.6	39.4	36.6
Individual Income Protection - Closed Block	14.7	33.7	(4.6)	27.7	23.1	37.8	33.2	30.0	(923.8)
Other	8.2	8.9	13.6	13.9	9.3	8.3	11.7	14.6	10.8
Corporate	(43.5)	(43.0)	(33.0)	(37.6)	(39.2)	(31.5)	(44.8)	(30.7)	(46.7)

	108.5	191.5	139.7	200.3	184.8	117.0	191.3	198.6	(795.6)

Income Taxes (Benefit)	36.6	55.5	40.8	71.6	30.5	(0.7)	65.5	67.7	(210.2)

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss)	71.9	136.0	98.9	128.7	154.3	117.7	125.8	130.9	(585.4)

Net Realized Investment Gain (Loss)	2.5	2.4	(71.4)	65.5	(3.2)	25.8	64.5	(86.5)	25.4

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	1.0	0.9	(25.1)	22.9	(1.1)	9.0	22.7	(30.6)	9.3

Income (Loss) from Discontinued Operations, net of tax	—	—	—	—	—	—	—	(67.8)	7.0

Net Income (Loss)	$73.4	$137.5	$52.6	$171.3	$152.2	$134.5	$167.6	$7.2	$(562.3)

Per Common Share - Assuming Dilution
Income (Loss) from Continuing Operations	$0.23	$0.43	$0.17	$0.55	$0.49	$0.45	$0.55	$0.25	$(1.93)
Income (Loss) from Discontinued Operations, net of tax	—	—	—	—	—	—	—	(0.23)	0.02

Net Income (Loss)	$0.23	$0.43	$0.17	$0.55	$0.49	$0.45	$0.55	$0.02	$(1.91)

Note: See “Notes to Statistical Supplement” on page 15 for additional information.

6.1

UnumProvident Financial Results for U.S. Brokerage Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income	$1,303.8	$1,309.2	$5,229.0	$5,421.6	$5,382.4
Net Investment Income	257.7	244.0	998.2	965.8	974.0
Other Income	25.4	27.0	108.6	89.8	70.6

Total Operating Revenue	1,586.9	1,580.2	6,335.8	6,477.2	6,427.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,171.1	1,099.9	4,419.3	4,614.4	5,437.5
Commissions	134.4	132.1	501.6	538.3	548.8
Deferral of Policy Acquisition Costs	(81.6)	(83.5)	(311.9)	(346.0)	(458.8)
Amortization of Deferred Policy Acquisition Costs	79.0	76.0	306.9	286.3	282.0
Amortization of Value of Business Acquired	0.1	0.1	0.3	0.2	0.3
Operating Expenses	255.4	255.1	1,031.9	1,048.5	1,048.4

Total Benefits and Expenses	1,558.4	1,479.7	5,948.1	6,141.7	6,858.2

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$28.5	$100.5	$387.7	$335.5	$(431.2)

Operating Ratios
Benefit Ratio	89.8%	84.0%	84.5%	85.1%	101.0%
Operating Expense Ratio	19.6%	19.5%	19.7%	19.3%	19.5%
Before-tax Profit (Loss) Margin	2.2%	7.7%	7.4%	6.2%	(8.0)%

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$28.5	$100.5	$387.7	$335.5	$(431.2)
Settlement Agreements Claim Reassessment - Reserve Charge	(72.8)	—	—	—	—
California Settlement Agreement and Related Matters - Reserve Charge	—	—	(29.6)	—	—
California Settlement Agreement and Related Matters - Operating Expense Charge	—	—	(11.1)	—	—
Multistate Market Conduct Examination Settlement Agreements - Reserve Charge	—	—	—	(80.8)	—
Multistate Market Conduct Examination Settlement Agreements - Operating Expense Charge	—	—	—	(37.6)	—
Reserve Strengthening	—	—	—	—	(894.0)

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$101.3	$100.5	$428.4	$453.9	$462.8

Operating Ratios, as Adjusted
Benefit Ratio	84.2%	84.0%	83.9%	83.6%	84.4%
Operating Expense Ratio	19.6%	19.5%	19.5%	18.6%	19.5%
Before-tax Profit Margin	7.8%	7.7%	8.2%	8.4%	8.6%

See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Results for U.S. Brokerage Group Income Protection

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income
Group Long-term Income Protection	$485.3	$491.6	$1,961.6	$2,028.6	$2,031.7
Group Short-term Income Protection	134.5	143.8	566.3	616.1	630.9

Total Premium Income	619.8	635.4	2,527.9	2,644.7	2,662.6
Net Investment Income	153.3	148.7	605.7	595.8	609.7
Other Income	19.5	20.4	80.3	69.6	56.4

Total Operating Revenue	792.6	804.5	3,213.9	3,310.1	3,328.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	664.4	605.5	2,397.7	2,533.1	3,412.1
Commissions	46.6	48.1	175.1	199.0	200.1
Deferral of Policy Acquisition Costs	(17.8)	(19.8)	(64.6)	(77.1)	(125.1)
Amortization of Deferred Policy Acquisition Costs	22.0	23.1	92.2	93.5	96.1
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	149.0	144.1	582.5	619.6	615.5

Total Benefits and Expenses	864.2	801.0	3,182.9	3,368.1	4,198.7

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(71.6)	$3.5	$31.0	$(58.0)	$(870.0)

Operating Ratios
Benefit Ratio	107.2%	95.3%	94.8%	95.8%	128.1%
Operating Expense Ratio	24.0%	22.7%	23.0%	23.4%	23.1%
Before-tax Profit (Loss) Margin	(11.6)%	0.6%	1.2%	(2.2)%	(32.7)%

Persistency - Group Long-term Income Protection	86.6%	82.6%	84.8%	84.8%	87.2%
Persistency - Group Short-term Income Protection	81.9%	78.3%	79.6%	80.6%	84.5%

7.1

UnumProvident Financial Results for U.S. Brokerage Group Income Protection - Continued

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$(71.6)	$3.5	$31.0	$(58.0)	$(870.0)
Settlement Agreements Claim Reassessment - Reserve Charge	(72.8)	—	—	—	—
California Settlement Agreement and Related Matters - Reserve Charge	—	—	(27.3)	—	—
California Settlement Agreement and Related Matters - Operating Expense Charge	—	—	(10.1)	—	—
Multistate Market Conduct Examination Settlement Agreements - Reserve Charge	—	—	—	(80.2)	—
Multistate Market Conduct Examination Settlement Agreements - Operating Expense Charge	—	—	—	(36.5)	—
Reserve Strengthening	—	—	—	—	(894.0)

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$1.2	$3.5	$68.4	$58.7	$24.0

Operating Ratios, as Adjusted
Benefit Ratio	95.5%	95.3%	93.8%	92.7%	94.6%
Operating Expense Ratio	24.0%	22.7%	22.6%	22.0%	23.1%
Before-tax Profit Margin	0.2%	0.6%	2.7%	2.2%	0.9%

See “Notes to Statistical Supplement” on page 15 for additional information.

7.2

UnumProvident Financial Results for U.S. Brokerage Group Life and Accidental Death and Dismemberment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income
Group Life	$320.1	$329.2	$1,306.8	$1,441.0	$1,463.8
Accidental Death & Dismemberment	38.7	40.5	156.4	182.4	198.6

Total Premium Income	358.8	369.7	1,463.2	1,623.4	1,662.4
Net Investment Income	35.1	39.8	151.9	147.9	145.0
Other Income (Loss)	—	—	2.0	(0.6)	0.5

Total Operating Revenue	393.9	409.5	1,617.1	1,770.7	1,807.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	274.8	275.1	1,111.9	1,244.3	1,280.0
Commissions	23.0	25.4	97.8	106.2	113.2
Deferral of Policy Acquisition Costs	(9.8)	(11.2)	(42.7)	(47.0)	(80.0)
Amortization of Deferred Policy Acquisition Costs	16.4	17.8	73.0	67.0	71.9
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	45.6	46.9	188.3	186.8	200.1

Total Benefits and Expenses	350.0	354.0	1,428.3	1,557.3	1,585.2

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$43.9	$55.5	$188.8	$213.4	$222.7

Operating Ratios
Benefit Ratio	76.6%	74.4%	76.0%	76.6%	77.0%
Operating Expense Ratio	12.7%	12.7%	12.9%	11.5%	12.0%
Before-tax Profit Margin	12.2%	15.0%	12.9%	13.1%	13.4%

Persistency - Group Life	79.1%	72.5%	78.3%	84.0%	83.2%
Persistency - Accidental Death & Dismemberment	80.3%	77.4%	76.9%	80.3%	84.2%

7.3

UnumProvident Financial Results for U.S. Brokerage Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income
Individual Income Protection - Recently Issued	$110.2	$108.1	$425.1	$415.6	$392.8
Long-term Care	120.6	114.5	473.2	444.5	404.6
Voluntary Workplace Benefits	94.4	81.5	339.6	293.4	260.0

Total Premium Income	325.2	304.1	1,237.9	1,153.5	1,057.4
Net Investment Income	69.3	55.5	240.6	222.1	219.3
Other Income	5.9	6.6	26.3	20.8	13.7

Total Operating Revenue	400.4	366.2	1,504.8	1,396.4	1,290.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	231.9	219.3	909.7	837.0	745.4
Commissions	64.8	58.6	228.7	233.1	235.5
Deferral of Policy Acquisition Costs	(54.0)	(52.5)	(204.6)	(221.9)	(253.7)
Amortization of Deferred Policy Acquisition Costs	40.6	35.1	141.7	125.8	114.0
Amortization of Value of Business Acquired	0.1	0.1	0.3	0.2	0.3
Operating Expenses	60.8	64.1	261.1	242.1	232.8

Total Benefits and Expenses	344.2	324.7	1,336.9	1,216.3	1,074.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$56.2	$41.5	$167.9	$180.1	$216.1

Operating Ratios
Benefit Ratios
Individual Income Protection - Recently Issued	55.6%	57.8%	57.5%	57.7%	54.6%
Long-term Care	93.0%	90.3%	93.0%	88.8%	84.7%
Voluntary Workplace Benefits	61.9%	65.5%	66.3%	69.0%	72.5%
Operating Expense Ratio	18.7%	21.1%	21.1%	21.0%	22.0%
Before-tax Profit Margin	17.3%	13.6%	13.6%	15.6%	20.4%

Interest Adjusted Loss Ratio
Individual Income Protection - Recently Issued	41.8%	45.7%	44.4%	46.1%	41.5%

7.4

UnumProvident Financial Results for U.S. Brokerage Supplemental and Voluntary - Continued

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Persistency - Individual Income Protection - Recently Issued	89.0%	91.0%	89.6%	90.7%	89.6%
Persistency - Long-term Care	95.5%	95.4%	95.8%	95.5%	95.0%
Persistency - Voluntary Workplace Benefits	81.4%	81.0%	81.1%	81.0%	82.1%

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$56.2	$41.5	$167.9	$180.1	$216.1
California Settlement Agreement and Related Matters - Reserve Charge	—	—	(2.3)	—	—
California Settlement Agreement and Related Matters - Operating Expense Charge	—	—	(1.0)	—	—
Multistate Market Conduct Examination Settlement Agreements - Reserve Charge	—	—	—	(0.6)	—
Multistate Market Conduct Examination Settlement Agreements - Operating Expense Charge	—	—	—	(1.1)	—

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$56.2	$41.5	$171.2	$181.8	$216.1

Operating Ratios, as Adjusted
Benefit Ratios
Individual Income Protection - Recently Issued	55.6%	57.8%	57.0%	57.6%	54.6%
Long-term Care	93.0%	90.3%	93.0%	88.8%	84.7%
Voluntary Workplace Benefits	61.9%	65.5%	66.3%	69.0%	72.5%
Operating Expense Ratio	18.7%	21.1%	21.0%	20.9%	22.0%
Before-tax Profit Margin	17.3%	13.6%	13.8%	15.8%	20.4%

Interest Adjusted Loss Ratio, as Adjusted
Individual Income Protection - Recently Issued	41.8%	45.7%	43.8%	46.0%	41.5%

See “Notes to Statistical Supplement” on page 15 for additional information.

7.5

UnumProvident Financial Results for Unum Limited Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income
Group Long-term Income Protection	$147.3	$138.5	$582.9	$501.8	$371.2
Group Life	36.7	40.0	164.1	117.9	60.8
Individual Income Protection	7.4	11.5	38.3	39.4	45.0

Total Premium Income	191.4	190.0	785.3	659.1	477.0
Net Investment Income	38.0	37.7	154.2	139.6	106.5
Other Income	0.1	0.5	6.1	3.1	9.9

Total Operating Revenue	229.5	228.2	945.6	801.8	593.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	129.1	129.4	545.8	464.5	344.5
Commissions	11.9	14.6	56.4	48.9	34.1
Deferral of Policy Acquisition Costs	(8.2)	(8.8)	(34.1)	(37.7)	(33.6)
Amortization of Deferred Policy Acquisition Costs	5.3	5.4	21.6	19.2	17.0
Amortization of Value of Business Acquired	1.5	3.7	14.2	14.4	5.4
Operating Expenses	35.5	36.6	154.0	141.2	114.0

Total Benefits and Expenses	175.1	180.9	757.9	650.5	481.4

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$54.4	$47.3	$187.7	$151.3	$112.0

Operating Ratios
Benefit Ratio	67.5%	68.1%	69.5%	70.5%	72.2%
Operating Expense Ratio	18.5%	19.3%	19.6%	21.4%	23.9%
Before-tax Profit Margin	28.4%	24.9%	23.9%	23.0%	23.5%

Persistency - Group Long-term Income Protection	91.2%	93.0%	94.2%	92.1%	92.9%
Persistency - Group Life	82.0%	90.5%	86.3%	83.0%	87.7%
Persistency - Individual Income Protection	86.6%	89.7%	88.4%	86.7%	87.2%

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$54.4	$47.3	$187.7	$151.3	$112.0
Gain on Sale of Netherlands Branch	—	—	5.7	—	—

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$54.4	$47.3	$182.0	$151.3	$112.0

Operating Ratio, as Adjusted
Before-tax Profit Margin	28.4%	24.9%	23.2%	23.0%	23.5%

See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Results for Colonial Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income
Income Protection	$129.8	$125.8	$508.9	$486.2	$464.9
Life	30.0	28.0	114.0	106.9	96.7
Cancer and Critical Illness	42.8	39.7	164.1	147.9	131.9

Total Premium Income	202.6	193.5	787.0	741.0	693.5
Net Investment Income	22.6	25.0	96.0	94.5	90.0
Other Income	0.3	1.2	4.4	2.3	2.5

Total Operating Revenue	225.5	219.7	887.4	837.8	786.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	105.5	104.1	433.2	408.3	395.4
Commissions	43.7	42.6	170.7	173.9	164.9
Deferral of Policy Acquisition Costs	(46.1)	(45.3)	(173.4)	(173.7)	(166.1)
Amortization of Deferred Policy Acquisition Costs	35.5	34.4	134.7	131.2	118.3
Amortization of Value of Business Acquired	0.3	0.3	0.6	1.2	(0.9)
Operating Expenses	40.4	39.8	153.5	141.3	127.7

Total Benefits and Expenses	179.3	175.9	719.3	682.2	639.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$46.2	$43.8	$168.1	$155.6	$146.7

Operating Ratios
Benefit Ratio	52.1%	53.8%	55.0%	55.1%	57.0%
Operating Expense Ratio	19.9%	20.6%	19.5%	19.1%	18.4%
Before-tax Profit Margin	22.8%	22.6%	21.4%	21.0%	21.2%

Persistency - Income Protection	74.4%	75.4%	75.3%	75.6%	72.0%
Persistency - Life	84.2%	84.3%	84.1%	84.1%	87.2%
Persistency - Cancer and Critical Illness	82.0%	82.5%	83.2%	82.6%	82.0%

UnumProvident Financial Results for Individual Income Protection - Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income	$271.0	$242.0	$1,011.7	$986.6	$1,028.5
Net Investment Income	202.2	179.9	770.0	799.1	824.2
Other Income	26.3	24.7	95.2	100.3	95.9

Total Operating Revenue	499.5	446.6	1,876.9	1,886.0	1,948.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	430.4	371.5	1,562.7	1,618.9	1,533.6
Commissions	20.5	18.5	74.9	76.3	85.5
Deferral of Policy Acquisition Costs	—	—	—	—	(7.5)
Amortization of Deferred Policy Acquisition Costs	—	—	—	—	41.3
Amortization of Value of Business Acquired	—	—	—	—	32.7
Intangible Assets Write-down	—	—	—	856.4	—
Operating Expenses	33.9	33.5	159.4	157.2	200.5

Total Benefits and Expenses	484.8	423.5	1,797.0	2,708.8	1,886.1

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$14.7	$23.1	$79.9	$(822.8)	$62.5

Operating Ratios
Interest Adjusted Loss Ratio	96.5%	87.7%	89.3%	93.4%	82.7%
Persistency	94.3%	94.6%	94.5%	94.5%	94.2%

UnumProvident Financial Results for Individual Income Protection - Closed Block Segment - Continued

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$14.7	$23.1	$79.9	$(822.8)	$62.5
Settlement Agreements Claim Reassessment - Reserve Charge	(13.2)	—	—	—	—
California Settlement Agreement and Related Matters - Reserve Charge	—	—	(23.1)	—	—
California Settlement Agreement and Related Matters - Operating Expense Charge	—	—	(11.2)	—	—
Multistate Market Conduct Examination Settlement Agreements - Reserve Charge	—	—	—	(3.7)	—
Multistate Market Conduct Examination Settlement Agreements - Operating Expense Charge	—	—	—	(4.9)	—
Individual Income Protection - Closed Block Restructuring - Reserve Charge	—	—	—	(110.6)	—
Individual Income Protection - Closed Block Restructuring - Intangible Asset Impairment Charge	—	—	—	(856.4)	—

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$27.9	$23.1	$114.2	$152.8	$62.5

Interest Adjusted Loss Ratio, as Adjusted	91.6%	87.7%	87.3%	87.5%	82.7%

See “Notes to Statistical Supplement” on page 15 for additional information.

10.1

UnumProvident Financial Results for Other Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Premium Income	$1.2	$0.3	$2.6	$31.3	$34.3
Net Investment Income	28.7	29.1	120.5	127.3	140.1
Other Income	54.1	53.6	213.9	208.3	204.4

Total Operating Revenue	84.0	83.0	337.0	366.9	378.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	31.4	33.0	122.2	142.3	157.1
Commissions	0.4	(0.1)	1.1	4.9	10.8
Deferral of Policy Acquisition Costs	—	—	—	0.1	0.1
Amortization of Deferred Policy Acquisition Costs	—	—	0.5	—	—
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	44.0	40.8	167.5	174.2	168.7

Total Benefits and Expenses	75.8	73.7	291.3	321.5	336.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$8.2	$9.3	$45.7	$45.4	$42.1

UnumProvident Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2006	3/31/2005	12/31/2005	12/31/2004	12/31/2003
Operating Revenue
Net Investment Income	$14.6	$12.3	$49.4	$32.4	$23.6
Other Income	3.4	5.1	11.8	33.6	8.0

Total Operating Revenue	18.0	17.4	61.2	66.0	31.6

Benefits and Expenses
Interest and Debt Expense	58.4	52.8	208.0	207.1	187.2
Unallocated Operating Expenses	3.1	3.8	6.0	12.6	37.9

Total Benefits and Expenses	61.5	56.6	214.0	219.7	225.1

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses	$(43.5)	$(39.2)	$(152.8)	$(153.7)	$(193.5)

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$(43.5)	$(39.2)	$(152.8)	$(153.7)	$(193.5)
Write-off of Deferred Debt Costs	(5.3)	—	—	—	—

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$(38.2)	$(39.2)	$(152.8)	$(153.7)	$(193.5)

See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Investment Fact Sheet at March 31, 2006

Bonds (Fair Value)	3/31/06
Public	$20,079.5	59.9%
Mortgage-backed Securities	4,300.9	12.9
Private Placements	3,736.2	11.2
High Yield	2,005.1	6.0
Government Securities	3,169.8	9.5
Municipal Securities	64.4	0.2
Open Derivatives	103.6	0.3

Total	$33,459.5	100.0%

Quality Ratings of Bonds	Book Value	Fair Value
Aaa	24.5%	23.9%
Aa	6.4	6.4
A	26.6	27.1
Baa	36.2	36.6
Below Baa	6.3	6.0

Total	100.0%	100.0%

Selected Statistics	3/31/06	12/31/05
Portfolio Yield*	6.80%	6.85%
Average Duration	9.18	9.21
Average Credit Quality	A	A

* Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.

Schedule BA and Non-Current
Total Non-Current Investments	$9.5	$29.5
Total Schedule BA Assets	$107.0	$109.3

UnumProvident Investment Fact Sheet at March 31, 2006

Fixed Maturity Bonds - By Industry Classification - Unrealized Gain/Loss

Classification	Fair Value	Net Unrealized Gain/Loss	Fair Value of Bonds with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Bonds with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,223.1	$46.6	$834.5	$61.1	$1,388.6	$107.7
Canadian	268.7	56.6	—	—	268.7	56.6
Capital Goods	2,411.9	137.8	726.8	35.6	1,685.1	173.4
Communications	2,622.1	111.9	991.0	58.5	1,631.1	170.4
Consumer Cyclical	1,346.3	30.9	449.4	37.6	896.9	68.5
Consumer Non-Cyclical	3,737.2	80.9	1,718.0	98.0	2,019.2	178.9
Derivative Instruments	103.6	100.7	(128.4)	138.0	232.0	238.7
Energy (Oil & Gas)	2,309.9	256.4	311.1	8.9	1,998.8	265.3
Financial Institutions	3,407.4	20.4	1,665.1	98.1	1,742.3	118.5
Mortgage/Asset Backed	4,300.9	169.8	1,293.6	38.4	3,007.3	208.2
Sovereigns	782.9	49.5	232.2	3.4	550.7	52.9
Technology	406.7	15.6	154.4	9.0	252.3	24.6
Transportation	1,000.2	98.1	89.7	3.7	910.5	101.8
U.S. Government Agencies	2,477.3	(7.9)	1,485.8	116.4	991.5	108.5
Utilities	6,061.3	229.2	2,585.5	130.2	3,475.8	359.4

Total	$33,459.5	$1,396.5	$12,408.7	$836.9	$21,050.8	$2,233.4

Gross Unrealized Loss on Fixed Maturity Bonds By Length of Time in Unrealized Loss Position

	Investment-Grade		Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days	$5,939.1	$219.1	$216.7	$3.5
91 through 180 days	1,527.6	73.1	94.4	15.3
181 through 270 days	2,386.0	157.3	93.9	4.9
271 days to 1 year	60.7	3.0	54.3	2.0
Greater than 1 year	1,585.5	312.9	450.5	45.8

Total	$11,498.9	$765.4	$909.8	$71.5

13.1

UnumProvident Statutory Capital and Surplus

	As of March 31, 2006			As of December 31, 2005
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Provident Life and Accident	$1,319.4	$58.6	$1,378.0	$1,398.6
Unum Life of America	1,309.2	106.6	1,415.8	1,453.5
Paul Revere Life (1)	1,111.7	30.2	1,141.9	1,162.3
Colonial Life & Accident	352.4	9.3	361.7	360.8
Provident Life and Casualty	93.9	0.4	94.3	92.5
First Unum Life	163.0	4.4	167.4	164.1
Paul Revere Variable (1)	116.2	0.6	116.8	115.5

(1)	Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

UnumProvident Statutory Operating Results

	Three Months Ended March 31
	Net Gain (Loss) from Operations After Tax				Net Realized Investment Gains (Losses) After Tax and Transfers to IMR		Net Income (Loss)
	2006			2005			2006			2005
	Before Infrequent or Unusual Items	Claim Reassessment Charge	Total	Total			Before Infrequent or Unusual Items	Claim Reassessment Charge	Total	Total
					2006	2005
Provident Life and Accident	$22.5	$(2.1)	$20.4	$48.8	$(1.2)	$19.1	$21.3	$(2.1)	$19.2	$67.9
Unum Life of America	65.2	(60.3)	4.9	17.8	(5.2)	(7.9)	60.0	(60.3)	(0.3)	9.9
Paul Revere Life	25.0	(3.2)	21.8	44.1	4.5	—	29.5	(3.2)	26.3	44.1
Colonial Life & Accident	17.6	—	17.6	22.1	0.7	1.1	18.3	—	18.3	23.2
Provident Life and Casualty	3.1	—	3.1	0.3	(1.1)	(0.2)	2.0	—	2.0	0.1
First Unum Life	4.8	(2.1)	2.7	(1.0)	(0.4)	—	4.4	(2.1)	2.3	(1.0)
Paul Revere Variable	2.0	—	2.0	1.9	—	—	2.0	—	2.0	1.9

Total	$140.2	$(67.7)	$72.5	$134.0	$(2.7)	$12.1	$137.5	$(67.7)	$69.8	$146.1

Note: Statutory results are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws.

14.1

Notes to Statistical Supplement

Non-GAAP Financial Measures

We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business. We also believe that the exclusion of certain other items specified and presented in the reconciliations on the segment financial results pages throughout this supplement enhances the understanding and comparability of our Company’s performance and the underlying fundamentals in our operations, but this exclusion is not an indication that similar items may not recur.

2006 Significant Transactions and Events

Revised Claim Reassessment Reserve Estimate

In the first quarter of 2006, we completed an analysis of our assumptions related to the reserves we established for the claim reassessment process implemented as a result of the settlement agreements we entered into with state insurance regulators in the fourth quarter of 2004 on conclusion of a multistate market conduct examination led by Maine, Massachusetts, and Tennessee relating to our disability claims handling practices and the settlement agreement we entered into with the California Department of Insurance (DOI) in the third quarter of 2005 which concluded a market conduct examination and investigation of our disability claims handling practices.

Included in our analysis was a review of (1) the number of claimants who would ultimately choose to participate in the process, (2) the number of claimants for whom payments would be made and then closed because the claimant is no longer disabled, (3) the number of claimants for whom payments will continue because the claimant remains eligible for disability payments, and (4) the average incurred cost per claimant. Our analysis was based on preliminary data as of the end of the first quarter of 2006, when actual results to date were considered credible enough to enable us to update our initial expectations of costs related to the reassessment process. We concluded that a change in our initial assumptions, primarily related to the number of claimants for whom payments will continue because the claimant remains eligible for disability payments, was warranted. Based on our analysis, in the first quarter of 2006 we recorded a charge of $86.0 million before tax, or $55.9 million after tax, to reflect our current estimate of future obligations for benefit costs for claims reopened in the reassessment. We also reviewed and concluded that we did not need to further adjust the amounts previously recorded for the incremental direct operating expenses to conduct the reassessment process and for the additional benefit costs and reserves for claims that were already incurred and in inventory that were anticipated to increase as a result of the claim process changes being implemented. The charge decreased before-tax operating results for our U.S. Brokerage segment group income protection line of business $72.8 million and our Individual Income Protection – Closed Block segment $13.2 million.

Financing

The scheduled remarketing of the senior note element of the adjustable conversion-rate equity security units (units) issued in May 2003 occurred in February 2006, as stipulated by the terms of the original offering, and UnumProvident issued $575.0 million of 5.997% senior notes due May 15, 2008. We participated in the remarketing of the units and purchased $400.0 million of the senior notes which were subsequently retired. Interest and debt expense for the three months ended March 31, 2006, includes $5.3 million related to the write-off of deferred debt costs.

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Accounting Principle Change

Effective January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised 2004) (SFAS 123(R)), Share-Based Payment. SFAS 123(R) focuses primarily on accounting for transactions in which an entity obtains employee service in exchange for share-based payments. The adoption of SFAS 123(R) did not have a material effect on our financial position or results of operations.

2005 Significant Transactions and Events

California Settlement Agreement and Amendment of the Multistate Market Conduct Examination Settlement Agreements

In the third quarter of 2005, certain of our U.S. insurance subsidiaries entered into a settlement agreement with the California DOI, concluding a market conduct examination and investigation of our U.S. subsidiaries’ disability claims handling practices. The California DOI had chosen not to join the 2004 multistate settlement agreements. As part of the settlement with the California DOI, we paid a civil penalty of $8.0 million and agreed to change certain practices and policy provisions related to our California business. The settlement also incorporates claims handling practices previously covered by the multistate settlement agreements and includes certain additional claim handling changes.

Based on the California DOI settlement agreement and related matters described above, in the third quarter of 2005 we recorded a charge of $75.0 million before tax, or $51.6 million after tax, comprised of four elements: $14.3 million of incremental direct operating expenses to conduct the reassessment process; $37.3 million for benefit costs and reserves from claims reopened from the reassessment; $15.4 million for additional benefit costs and reserves for claims already incurred and currently in inventory that are anticipated as a result of the claim process changes being implemented; and the $8.0 million fine. The charge decreased before-tax operating results for our U.S. Brokerage segment group income protection line of business and supplemental and voluntary lines of business $37.4 million and $3.3 million, respectively, and our Individual Income Protection – Closed Block segment $34.3 million.

Income Tax

In the third quarter of 2005, the Company recognized an income tax benefit of $10.8 million in connection with the finalization of income tax reviews of the Company’s U.K. subsidiaries.

In the first quarter of 2005, the Internal Revenue Service completed its examination of tax years 1999 through 2001 and issued its revenue agent’s report (RAR). Income tax liabilities of $32.0 million that relate primarily to interest on the timing of expense deductions were released in the first quarter of 2005, all of which was reflected as a reduction to income tax expense.

Dispositions

During the third quarter of 2005, Unum Limited completed the sale of its Netherlands branch. The gain on the sale was $5.7 million before tax and $4.0 million after tax.

Financing

During 2005, we repaid $227.0 million of maturing debt. In November 2005, we completed a long-term debt offering, issuing $400.0 million of 6.85% senior notes due November 15, 2015.

(continued on next page)

15.1

Closed Block Reinsurance Recapture

During the third quarter of 2005, we recaptured a closed block of individual income protection business originally ceded to Centre Life Reinsurance Ltd. in 1996. The recaptured business included approximately $1.6 billion in invested assets and $185.0 million of annual premium. The effective date of the recapture was August 8, 2005. The underlying operating results of the reinsurance contract, prior to recapture, were reflected in other income. The recapture therefore did not have a material impact on operating income for our Individual Income Protection – Closed Block segment.

2004 Significant Transactions and Events

Settlement of Multistate Market Conduct Examination

During 2004, certain of our U.S. insurance subsidiaries entered into settlement agreements with state insurance regulators upon conclusion of a multistate market conduct examination led by Maine, Massachusetts, and Tennessee relating to our disability claims handling practices. A total of 48 states and the District of Columbia are parties to the settlement agreements. In addition, the U.S. Department of Labor (DOL), which had been conducting an inquiry relating to certain ERISA plans, is a party to the settlement agreements, and the Office of the NYAG, which had engaged in its own investigation of our claims handling practices, notified us that it was in support of the settlement and was, therefore, closing its investigation on this issue. The examination report did not make any findings of violations of law or market conduct regulations. However, the examination report did identify areas of concern. These became the focus of specific changes and enhancements to our disability claims handling operations which are designed to assure each claim decision is made in a consistently high quality manner.

The primary components of the settlement agreements include enhancements to our claims handling procedures; a reassessment process for claimants of certain previously denied or closed claims who elect to participate; additional corporate and board governance to support the oversight of the reassessment process and general claims handling practices; and payment of a fine in the amount of $15.0 million that was allocated among the states and jurisdictions that joined the agreements and a potential fine of $145.0 million in the future if certain standards are not met in examinations at the end of approximately two years.

In the fourth quarter of 2004, we recorded a charge of $127.0 million before tax, or $87.8 million after tax, comprised of four elements: $27.5 million of incremental direct operating expenses to conduct the two-year reassessment process; $44.0 million for benefit costs and reserves from claims reopened from the reassessment; $40.5 million for additional benefit costs and reserves for claims already incurred and currently in inventory that are anticipated as a result of the claim process changes being implemented; and the $15.0 million fine. The charge decreased before-tax operating results for our U.S. Brokerage segment group income protection and individual income protection – recently issued lines of business $116.7 million and $1.7 million, respectively, and our Individual Income Protection – Closed Block segment $8.6 million.

Disposition

During the second quarter of 2004, we closed the sale of our Canadian operations. Financial results for the Canadian branch are reported as discontinued operations. The losses recognized during 2004 and 2003 were $60.8 million and $161.7 million after tax, respectively.

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15.2

Restructuring of Individual Income Protection – Closed Block Business

In the first quarter of 2004, we restructured our individual income protection – closed block business and entered into reinsurance agreements which effectively provide approximately 60 percent reinsurance coverage for our overall consolidated risk above a specified retention limit, which at March 31, 2006, equaled approximately $8.0 billion. The maximum risk limit for the reinsurer grows to approximately $2.6 billion over time, after which any further losses will revert to our insurance subsidiaries. We have not yet reached the retention limit and do not currently anticipate that once reached, our losses would exceed the maximum risk limit for the reinsurer and revert back to us. The reinsurance receivable for this contract, as reported in our condensed consolidated statements of financial condition, was approximately $577.2 million at March 31, 2006.

In conjunction with the restructuring of the individual income protection – closed block business, effective January 1, 2004, we modified our reporting segments to include a separate segment for this business. The reporting, monitoring, and management of the closed block of individual income protection business as a discrete segment is consistent with the Company’s financial restructuring and separation of this business from the lines of business which actively market new products. In the past, this business had been reported in combination with the individual income protection – recently issued line of business. Prior to 2004, detailed separate financial metrics and models were unavailable to appropriately manage this block of business separately from the recently issued individual income protection block of business.

The separation of the closed block business into a separate reporting segment required us to perform, separately for the individual income protection – closed block business and individual income protection – recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. As required under GAAP, prior to the change in reporting segments, these tests were performed for the individual income protection line of business on a combined basis. The testing indicated impairment of the individual income protection – closed block deferred policy acquisition costs, value of business acquired, and goodwill balances of $282.2 million, $367.1 million, and $207.1 million, respectively. These impairment charges, $856.4 million before tax and $629.1 million after tax, were recorded in the first quarter of 2004.

Also as part of the restructuring, we analyzed our reserve assumptions related to our individual income protection – closed block reserves as a stand-alone segment. Previously these reserves were analyzed for the individual income protection line of business on a combined basis. Included in the analysis was a review of morbidity assumptions, primarily claim resolution rates and claim reserve discount rate assumptions. Based upon this analysis, we lowered our claim reserve discount rate to reflect the segmentation of assets between the individual income protection – recently issued business and the individual income protection – closed block business, the change in our investment portfolio yield rates during the first quarter of 2004, our expectation of future investment portfolio yield rates, and our desire to maintain the relationship between our claim reserve discount rate and our investment portfolio yield rate for the individual income protection – closed block at our long-term objective. The segmentation of the investment portfolio was necessary to ensure appropriate matching of the duration of the assets and the related policy liabilities. Based on this analysis, in the first quarter of 2004 we increased our individual income protection – closed block claim reserves by $110.6 million before tax, or $71.9 million after tax, to reflect our current estimate of future benefit obligations. The first quarter 2004 change represented a 1.2 percent increase in total net Individual Income Protection – Closed Block segment reserves as of March 31, 2004, which equaled $9.530 billion prior to this increase.

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15.3

2003 Significant Transactions and Events

Reserve Strengthening

In the fourth quarter of 2003 we recognized an after tax increase in U.S. Brokerage group income protection reserves of $286.0 million, or $440.0 million before tax. In January 2004, we completed our annual review of claim reserves to ensure that our claim reserves make adequate and reasonable provision for future benefits and expenses. Approximately $300.0 million of the reserve strengthening reflected implementation of a lower discount rate for our U.S. Brokerage group income protection claim reserves. The discount rate was lowered to reflect our expectation of future investment portfolio yield rates and our new discount rate management approach of maintaining a wider spread between our group income protection portfolio investment yield rate and our average discount rate. Approximately $140.0 million of the reserve increase related to a strengthening of the morbidity assumptions to reflect the impact of the continuing weak economic cycle on claim incidence and severity. Claim incidence in the second half of 2003 was 8.4 percent higher than the first half of the year and 5.8 percent above the second half of 2002. The reserve increase represents a 6.6 percent increase in total net U.S. Brokerage group income protection reserves as of December 31, 2003, which were $6.674 billion prior to this increase.

In the first quarter of 2003 we recognized an after tax increase in our U.S. Brokerage group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. In April of 2003, we completed an analysis of our assumptions related to our group long-term income protection claim reserves. This analysis was initiated based on a trend in lower net claim recovery rates observed during the first quarter of 2003. The claim recovery rates during the first quarter were below expected levels and were lower than those experienced in the past three years. The analysis of emerging net claim recovery rates and the reasons driving the changes resulted in a reduction in our long-term expectations. Based on the analysis noted above, we increased our U.S. Brokerage group long-term income protection claim reserves as of March 31, 2003 to reflect our current estimate of future benefit obligations. The analysis indicated not only a decrease in overall claim recovery rates, but a change in claim recovery rates by claim duration.

Accounting Principle Change

Effective October 1, 2003, we adopted the provisions of Statement of Financial Accounting Standards No. 133 Implementation Issue B36 (DIG Issue B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposure That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments. DIG Issue B36 addresses financial accounting and reporting for embedded derivatives in modified coinsurance contracts that incorporate credit risk exposure unrelated to the credit risk of the counterparty to the reinsurance contract and requires the bifurcation of any such derivative from the host reinsurance contract. At the date of adoption, we had two reinsurance contracts for which DIG Issue B36 was applicable, one of which was recaptured in 2005. The adoption of DIG Issue B36 in 2003 resulted in a $39.9 million cumulative effect of accounting principle change, net of $21.4 million in tax.

15.4